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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   (No. 333-33978)                                                           [X]

   Pre-Effective Amendment No. _____                                         [ ]

   Post-Effective Amendment No. 53                                           [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   (No. 811-09885)                                                           [X]

   Amendment No. 54                                                          [X]

                        (Check appropriate box or boxes.)

                              JANUS ADVISER SERIES
               (Exact Name of Registrant as Specified in Charter)

                151 Detroit Street, Denver, Colorado 80206-4805
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 303-333-3863

 Stephanie Grauerholz-Lofton - 151 Detroit Street, Denver, Colorado 80206-4805
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on December 31, 2008 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 December 31, 2008






                              JANUS ADVISER SERIES
                   JANUS ADVISER PERKINS LARGE CAP VALUE FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes Janus Adviser Perkins Large Cap Value Fund ("Large Cap Value Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Perkins Large Cap Value Fund.........     2

FEES AND EXPENSES....................................     5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     8
  Risks..............................................     9
  Frequently asked questions about certain risks.....    10
  General portfolio policies.........................    12

MANAGEMENT OF THE FUND
  Investment adviser.................................    17
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    17
  Management expenses................................    19
  Subadviser.........................................    23
  Investment personnel...............................    23

OTHER INFORMATION....................................    24

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Choosing a share class.............................    32
  Distribution, servicing, and administrative,
  networking, or omnibus positioning fees............    33
  Purchases..........................................    34
  Exchanges..........................................    39
  Redemptions........................................    40
  Excessive trading..................................    42
  Shareholder communications.........................    47

FINANCIAL HIGHLIGHTS.................................    48

GLOSSARY OF INVESTMENT TERMS.........................    49





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER PERKINS LARGE CAP VALUE FUND

  Large Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LARGE CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $410.3 billion, and the median market capitalization was $3.8 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Adviser Series

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities or small company securities rather than large cap securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by



                                                          Risk/return summary  3
  the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




4  Janus Adviser Series

FEES AND EXPENSES

  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. Expense information shown reflects estimated annualized expenses, including administrative, networking, or omnibus positioning fee expenses, that Class A Shares and Class C Shares expect to incur during the Fund's initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                          Risk/return summary  5

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                 Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)...  5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds) ..............................................  None(3)    1.00%(4)





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                                         Total Annual                  Net Annual
                                                                                             Fund                         Fund
                                 Management     Distribution/Service        Other          Operating      Expense      Operating
                                   Fee(5)          (12b-1) Fees(6)       Expenses(7)      Expenses(8)     Waivers     Expenses(8)
 Large Cap Value Fund(9) -
      Class A                       0.64%               0.25%               1.31%            2.20%         0.95%         1.25%
      Class C                       0.64%               1.00%               1.31%            2.95%         0.95%         2.00%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (5) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Beginning January 1, 2010, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (7) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares. In addition, upon completion of the Fund's first fiscal period, Other Expenses may include acquired fund fees and expenses, currently estimated to be less than 0.01%. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.
 (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




6  Janus Adviser Series

--------------------------------------------------------------------------------
 (9) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate will commence January 2010, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



 IF CLASS A SHARES ARE REDEEMED:                 1 Year(1)(2)   3 Years(1)(3)
                                                 ----------------------------
   Large Cap Value Fund(4) - Class A                 $ 785         $ 1,224



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE REDEEMED:                 1 Year(5)      3 Years(3)
                                                 ----------------------------
   Large Cap Value Fund(4) - Class C                 $ 398         $   913



--------------------------------------------------------------------------------



 IF CLASS A SHARES ARE NOT REDEEMED:             1 Year(1)(3)   3 Years(1)(3)
                                                 ----------------------------
   Large Cap Value Fund(4) - Class A                 $ 785         $ 1,224



--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:             1 Year(3)      3 Years(3)
                                                 ----------------------------
   Large Cap Value Fund(4) - Class C                 $ 298         $   913



--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (3) Contingent deferred sales charge is not applicable.
  (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
  (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

  Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its investment objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


8  Janus Adviser Series

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the




                                    Principal investment strategies and risks  9

  Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic



10  Janus Adviser Series
    issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect



                                   Principal investment strategies and risks  11
  its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or



12  Janus Adviser Series
  other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.

  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing



                                   Principal investment strategies and risks  13
  risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of the Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage the Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES
  To a limited extent, the Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.




14  Janus Adviser Series

  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS

  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of




                                   Principal investment strategies and risks  15

  Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




16  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                      Management of the Fund  17
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




18  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Fund.


  The following table reflects the base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.



  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate is effective January 2010. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.





                                                      Management of the Fund  19

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                          Performance         Actual Investment
                                                       Performance         Adjusted       Advisory Fee(1) (%) (for
                                                        Hurdle vs.        Investment        the fiscal year ended
  Fund Name                           Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
------------------------------------------------------------------------------------------------------------------
  Large Cap Value Fund                    0.64           +/-3.50%             N/A(2)                 N/A(2)
------------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver and any applicable performance fee adjustment are not reflected in the base fee rate shown.
  (2) Since the Fund is new, no Performance Adjusted Investment Advisory Fee or Actual Investment Advisory Fee information is available.

  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  For Large Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000(R) Value Index.

  Only the base fee rate will apply until January 2010, at which time the calculation of the performance adjustment is applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15%



20  Janus Adviser Series

  (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2010 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.





                                                      Management of the Fund  21

  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least December 1, 2009.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Large Cap Value Fund(1)                                 1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.




22  Janus Adviser Series

SUBADVISER


  PERKINS INVESTMENT MANAGEMENT LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to Large Cap Value Fund and has served in such capacity since the Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has an 80% ownership stake in Perkins.


INVESTMENT PERSONNEL

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    THOMAS M. PERKINS has been the lead Co-Portfolio Manager of Janus Adviser Perkins Large Cap Value Fund since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

    KEVIN PRELOGER has been the Co-Portfolio Manager of Janus Adviser Perkins Large Cap Value Fund since inception. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, Kevin worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology industries during his five-year tenure at the firm. He holds a Bachelor of Arts degree in Economics from Northwestern University.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares or Class S Shares, please call 1-800-525-0020.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against

24  Janus Adviser Series
  the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge



                                                           Other information  25

  Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




28  Janus Adviser Series

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the

30  Janus Adviser Series
  securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  31

CHOOSING A SHARE CLASS

  The Fund has four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




32  Janus Adviser Series

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases             Up to 5.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)                  None except on certain redemptions of
                                                Shares purchased without an initial
                                                sales charge(1)
  Minimum initial investment                    $2,500
  Maximum purchase                              None
  Minimum aggregate account balance             None
  12b-1 fee                                     Up to 0.25% annual distribution fee;
                                                lower annual operating expenses than
                                                Class C Shares because of lower 12b-1
                                                fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases             None
  Deferred sales charge (CDSC)                  1.00% on Shares redeemed within 12
                                                months of purchase(1)
  Minimum initial investment                    $2,500
  Maximum purchase                              $500,000
  Minimum aggregate account balance             None
  12b-1 fee                                     1.00% annual fee (up to 0.75%
                                                distribution fee and up to 0.25%
                                                shareholder servicing fee); higher
                                                annual operating expenses than Class A
                                                Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                                    12b-1 Fee for the Fund
  -------------------------------------------------------------------------------
  Class A Shares                                                    0.25%
  Class C Shares                                                    1.00%(1)






                                                         Shareholder's guide  33

  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES

  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided to the Shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Fund to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the



34  Janus Adviser Series

  Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




                                                         Shareholder's guide  35

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None



  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;




36  Janus Adviser Series

  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age):
  (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of



                                                         Shareholder's guide  37
  purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.




38  Janus Adviser Series

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.




                                                         Shareholder's guide  39

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in



40  Janus Adviser Series
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If the Fund chooses to liquidate or involuntarily redeem shares in your account.




                                                         Shareholder's guide  41

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.




42  Janus Adviser Series

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.




                                                         Shareholder's guide  43

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.




44  Janus Adviser Series

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.




                                                         Shareholder's guide  45

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.

  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances exceptions to the Mutual Fund Holdings Disclosure Policies made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings




46  Janus Adviser Series
  disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since the Fund is new.


48  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  49

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



50  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  51

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




52  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  53

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



54  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  55

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




56  Janus Adviser Series

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

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60

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 December 31, 2008






                              JANUS ADVISER SERIES
                   JANUS ADVISER PERKINS LARGE CAP VALUE FUND
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes Janus Adviser Perkins Large Cap Value Fund ("Large Cap Value Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Perkins Large Cap Value Fund.........     2

FEES AND EXPENSES....................................     5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     8
  Risks..............................................     9
  Frequently asked questions about certain risks.....    10
  General portfolio policies.........................    12

MANAGEMENT OF THE FUND
  Investment adviser.................................    17
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    17
  Management expenses................................    19
  Subadviser.........................................    23
  Investment personnel...............................    23

OTHER INFORMATION....................................    24

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Administrative, networking, or omnibus positioning
  fees...............................................    32
  Purchases..........................................    32
  Exchanges..........................................    33
  Redemptions........................................    34
  Excessive trading..................................    35
  Shareholder communications.........................    40

FINANCIAL HIGHLIGHTS.................................    41

GLOSSARY OF INVESTMENT TERMS.........................    42





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER PERKINS LARGE CAP VALUE FUND

  Large Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LARGE CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $410.3 billion, and the median market capitalization was $3.8 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Adviser Series

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities or small company securities rather than large cap securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by



                                                          Risk/return summary  3
  the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




4  Janus Adviser Series

FEES AND EXPENSES

  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. Expense information shown reflects estimated annualized expenses, including administrative, networking, or omnibus positioning fee expenses, that Class I Shares expect to incur during the Fund's initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not impose sales charges when you buy or sell the Fund's Class I Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




                                                          Risk/return summary  5

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None






------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                      Total Annual              Net Annual
                                                                          Fund                     Fund
                                           Management      Other        Operating    Expense    Operating
                                             Fee(2)     Expenses(3)    Expenses(4)   Waivers   Expenses(4)
   Large Cap Value Fund(5) - Class I          0.64%        1.31%          1.95%       0.95%       1.00%

------------------------------------------------------------------------------------------------------------------------------------




  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Beginning January 1, 2010, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

 (3) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares. In addition, upon completion of the Fund's first fiscal period, Other Expenses may include acquired fund fees and expenses, currently estimated to be less than 0.01%. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.

 (4) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.

 (5) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate will commence January 2010, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

--------------------------------------------------------------------------------




6  Janus Adviser Series

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                            1 Year    3 Years
                                            -----------------
 Large Cap Value Fund(1) - Class I           $ 198     $ 612



--------------------------------------------------------------------------------

 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

  Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its investment objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


8  Janus Adviser Series

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the




                                    Principal investment strategies and risks  9

  Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic



10  Janus Adviser Series
    issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect



                                   Principal investment strategies and risks  11
  its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or



12  Janus Adviser Series
  other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.

  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing



                                   Principal investment strategies and risks  13
  risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of the Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage the Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES
  To a limited extent, the Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.




14  Janus Adviser Series

  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS

  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of




                                   Principal investment strategies and risks  15

  Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




16  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                      Management of the Fund  17
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




18  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Fund.


  The following table reflects the base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.



  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate is effective January 2010. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.





                                                      Management of the Fund  19

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                         Performance         Actual Investment
                                                      Performance         Adjusted       Advisory Fee(1) (%) (for
                                                       Hurdle vs.        Investment        the fiscal year ended
  Fund Name                          Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
-----------------------------------------------------------------------------------------------------------------
  Large Cap Value Fund                   0.64           +/-3.50%             N/A(2)                 N/A(2)
-----------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver and any applicable performance fee adjustment are not reflected in the base fee rate shown.
  (2) Since the Fund is new, no Performance Adjusted Investment Advisory Fee or Actual Investment Advisory Fee information is available.

  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  For Large Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000(R) Value Index.

  Only the base fee rate will apply until January 2010, at which time the calculation of the performance adjustment is applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15%



20  Janus Adviser Series

  (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2010 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.





                                                      Management of the Fund  21

  EXPENSE LIMITATION

  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least December 1, 2009.



  Fund Name                                      Expense Limit Percentage (%)
------------------------------------------------------------------------------
  Large Cap Value Fund(1)                                    1.00
------------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.




22  Janus Adviser Series

SUBADVISER


  PERKINS INVESTMENT MANAGEMENT LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to Large Cap Value Fund and has served in such capacity since the Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has an 80% ownership stake in Perkins.


INVESTMENT PERSONNEL

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    THOMAS M. PERKINS has been the lead Co-Portfolio Manager of Janus Adviser Perkins Large Cap Value Fund since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

    KEVIN PRELOGER has been the Co-Portfolio Manager of Janus Adviser Perkins Large Cap Value Fund since inception. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, Kevin worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology industries during his five-year tenure at the firm. He holds a Bachelor of Arts degree in Economics from Northwestern University.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers four classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, or Class S Shares, please call 1-800-525-0020.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case

24  Janus Adviser Series

  No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The



                                                           Other information  25
  respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




28  Janus Adviser Series

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

30  Janus Adviser Series
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not



                                                         Shareholder's guide  31
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES

  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.

PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's



32  Janus Adviser Series
  identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure



                                                         Shareholder's guide  33
  to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Fund may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.




34  Janus Adviser Series

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or



                                                         Shareholder's guide  35
  control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees (where applicable on certain classes of certain funds); and

  - exchange limitations (for accounts held directly with the Fund) as described under "Exchanges."

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in the Fund in a 12-month period. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




36  Janus Adviser Series

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.




                                                         Shareholder's guide  37

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.




38  Janus Adviser Series

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.

  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances exceptions to the Mutual Fund Holdings Disclosure Policies made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings




                                                         Shareholder's guide  39
  disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. The Trust's fiscal year ends July 31.




40  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since the Fund is new.


                                                        Financial highlights  41

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


42  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  43
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




44  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  45

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



46  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  47
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




48  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  49

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50

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

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52

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 December 31, 2008







                              JANUS ADVISER SERIES
                   JANUS ADVISER PERKINS LARGE CAP VALUE FUND
                                 CLASS S SHARES

                                   Prospectus

    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes Janus Adviser Perkins Large Cap Value Fund ("Large Cap Value Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund. The Fund is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


              The Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Perkins Large Cap Value Fund.........     2

FEES AND EXPENSES....................................     5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     8
  Risks..............................................     9
  Frequently asked questions about certain risks.....    10
  General portfolio policies.........................    12

MANAGEMENT OF THE FUND
  Investment adviser.................................    17
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    17
  Management expenses................................    19
  Subadviser.........................................    23
  Investment personnel...............................    23

OTHER INFORMATION....................................    24

DISTRIBUTIONS AND TAXES..............................    27

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    30
  Distribution and service fees......................    32
  Purchases..........................................    32
  Exchanges..........................................    34
  Redemptions........................................    34
  Excessive trading..................................    35
  Shareholder communications.........................    39

FINANCIAL HIGHLIGHTS.................................    40

GLOSSARY OF INVESTMENT TERMS.........................    41





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER PERKINS LARGE CAP VALUE FUND

  Large Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LARGE CAP VALUE FUND seeks capital appreciation.


  The Fund's Board of Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $410.3 billion, and the median market capitalization was $3.8 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


2  Janus Adviser Series

  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities or small company securities rather than large cap securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by



                                                          Risk/return summary  3
  the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Russell 1000(R) Value Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.




4  Janus Adviser Series

FEES AND EXPENSES

  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class S Shares expect to incur during the Fund's initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not impose sales charges when you buy or sell the Fund's Class S Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




                                                          Risk/return summary  5

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                             Total Annual            Net Annual
                                                  Distribution                   Fund                   Fund
                                      Management     (12b-1)       Other       Operating   Expense   Operating
                                        Fee(2)       Fees(3)    Expenses(4)   Expenses(5)  Waivers  Expenses(5)
   Large Cap Value Fund(6) - Class S     0.64%        0.25%        1.45%         2.34%      0.84%      1.50%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

 (2) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Beginning January 1, 2010, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (4) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. In addition, upon completion of the Fund's first fiscal period, Other Expenses may include acquired fund fees and expenses, currently estimated to be less than 0.01%. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.
 (5) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.
 (6) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate will commence January 2010, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

--------------------------------------------------------------------------------




6  Janus Adviser Series

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                       1 Year    3 Years
                                       -----------------
 Large Cap Value Fund(1) - Class S      $ 237     $ 730



--------------------------------------------------------------------------------

 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  The Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

  Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its investment objective.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Fund.


8  Janus Adviser Series

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

RISKS

  Because the Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other underlying mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the




                                    Principal investment strategies and risks  9

  Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic



10  Janus Adviser Series
    issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

3. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

4. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect



                                   Principal investment strategies and risks  11
  its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or



12  Janus Adviser Series
  other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  COUNTERPARTIES
  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.

  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing



                                   Principal investment strategies and risks  13
  risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of the Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage the Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES
  To a limited extent, the Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.




14  Janus Adviser Series

  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING
  The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS

  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of




                                   Principal investment strategies and risks  15

  Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




16  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Perkins is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.


  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                      Management of the Fund  17
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




18  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing the Fund.


  The following table reflects the base fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees paid by the Fund.



  The Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate is effective January 2010. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.





                                                      Management of the Fund  19

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name             Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Large Cap Value Fund      0.64           +/-3.50%             N/A(2)                 N/A(2)
----------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver and any applicable performance fee adjustment are not reflected in the base fee rate shown.
  (2) Since the Fund is new, no Performance Adjusted Investment Advisory Fee or Actual Investment Advisory Fee information is available.

  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement and subadvisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  For Large Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell 1000(R) Value Index.

  Only the base fee rate will apply until January 2010, at which time the calculation of the performance adjustment is applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15%



20  Janus Adviser Series

  (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2010 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.





                                                      Management of the Fund  21

  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least December 1, 2009.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Large Cap Value Fund(1)                                 1.00
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.




22  Janus Adviser Series

SUBADVISER


  PERKINS INVESTMENT MANAGEMENT LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to Large Cap Value Fund and has served in such capacity since the Fund's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has an 80% ownership stake in Perkins.


INVESTMENT PERSONNEL

LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Kevin Preloger are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    THOMAS M. PERKINS has been the lead Co-Portfolio Manager of Janus Adviser Perkins Large Cap Value Fund since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.

    KEVIN PRELOGER has been the Co-Portfolio Manager of Janus Adviser Perkins Large Cap Value Fund since inception. Mr. Preloger joined Perkins in May 2002 as a research analyst covering the financial services sector. Prior to joining Perkins, Kevin worked at ABN AMRO/LaSalle Bank Wealth Management as an analyst covering both the financial services and technology industries during his five-year tenure at the firm. He holds a Bachelor of Arts degree in Economics from Northwestern University.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                      Management of the Fund  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers four classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, or Class I Shares, please call 1-800-525-0020.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class

24  Janus Adviser Series
  of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated



                                                           Other information  25
  defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE

  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  27
  buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




28  Janus Adviser Series

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  29

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the

30  Janus Adviser Series
  securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  31

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Fund.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the



32  Janus Adviser Series

  Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  33

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists



34  Janus Adviser Series
  as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able



                                                         Shareholder's guide  35
  to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a



36  Janus Adviser Series
  financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price



                                                         Shareholder's guide  37
  arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in



38  Janus Adviser Series

    Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.

  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances exceptions to the Mutual Fund Holdings Disclosure Policies made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.





                                                         Shareholder's guide  39

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since the Fund is new.


40  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  41

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



42  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  43

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




44  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  45

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



46  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  47

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




48  Janus Adviser Series

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50

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52

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                  December 31, 2008




                                  Janus Adviser Perkins Large Cap Value Fund




                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS S SHARES
                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, and Class S Shares (collectively, the "Shares") of the Fund listed above, which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of the Fund. In addition, a subadviser is responsible for the day-to-day operations of the Fund.

    Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisors, and other financial intermediaries.


    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated December 31, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Fund, are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks.........................................................      2
Investment Adviser and Subadviser............................................     27
Custodian, Transfer Agent, and Certain Affiliations..........................     38
Portfolio Transactions and Brokerage.........................................     39
Trustees and Officers........................................................     41
Shares of the Trust..........................................................     49
  Net Asset Value Determination..............................................     49
  Purchases..................................................................     49
  Distribution and Shareholder Servicing Plans...............................     51
  Redemptions................................................................     52
Income Dividends, Capital Gains Distributions, and Tax Status................     53
Principal Shareholders.......................................................     54
Miscellaneous Information....................................................     55
  Shares of the Trust........................................................     55
  Shareholder Meetings.......................................................     55
  Voting Rights..............................................................     55
  Independent Registered Public Accounting Firm..............................     56
  Registration Statement.....................................................     56
Financial Statements.........................................................     57
Appendix A...................................................................     58
  Explanation of Rating Categories...........................................     58

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ADVISER SERIES

  This Statement of Additional Information includes information about Janus Adviser Perkins Large Cap Value Fund ("Large Cap Value Fund" or the "Fund"), which is a series of the Trust, an open-end, management investment company.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

SUBADVISER

  Perkins Investment Management LLC ("Perkins") is the investment subadviser for the Fund.

INVESTMENT POLICIES AND RESTRICTIONS

  The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

  (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:
  (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  The Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

  (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

  The Board of Trustees ("Trustees") have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


  (1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (3) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Fund may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

  As discussed in the Prospectuses, the Fund's cash position may temporarily increase under various circumstances. Securities that the Fund may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

Illiquid Investments

  The Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Fund. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Fund's liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of the Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  The Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. The Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. The Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Fund may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Fund may be forced to sell its venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the

  Fund may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in the Fund's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, the Fund may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  EMERGING MARKETS. Within the parameters of its specific investment policies, the Fund may invest its assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Standard and Poor's/International Finance Corporation Global ("S&P/IFCG") Composite and S&P/IFCG Frontier Markets indices. The S&P/IFCG Composite includes the S&P/International Finance Corporation Investable ("IFCI") Composite, as well as the following emerging market indices: S&P/IFCI Latin America, S&P/IFCI Asia, S&P/IFCI EMEA (Europe, Middle East, Africa), S&P/IFCI Europe, S&P/IFCI Eastern Europe, and S&P/IFCI ME (Middle East) & Africa. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

  The Fund may engage in "short sales against the box." This technique involves either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

  The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio managers anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, the Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Fund's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, the Fund may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of the Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because the Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. The Fund may obtain such cash from selling other portfolio holdings, which may cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Fund may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae

  Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average-weighted maturity of the Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Fund's investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Fund also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, the Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Fund's Prospectuses may apply.

Investment Company Securities

  From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Fund may invest its cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Fund may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Fund invests in money market funds or other funds, the Fund will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Fund and the money market funds or other funds or investment vehicles in which the Fund may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Fund and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Fund's Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States,

  Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Fund may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Fund may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Fund will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, the Fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Fund will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of its specific investment policies, the Fund may invest in REITs.

  REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, the Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, the Fund will limit its investments in such bonds to 20% of its net assets.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  The Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds will be included in the Fund's limit on investments in bonds rated below investment grade unless the portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The Fund's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  The Fund may hold defaulted securities if the portfolio managers believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in the Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Fund generally will purchase securities for which the portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.




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

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Futures, Options, and Other Derivative Instruments

  The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

  The Fund may use derivative instruments for hedging (offset risks associated with an investment) or for speculative (seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A fund creates leverage by using borrowed capital to increase investment return. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Fund's custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business. FCMs may no longer maintain margin assets with the Fund's custodian or subcustodian and are required to hold such accounts directly.

  The Fund may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. The Fund may also use this technique with respect to an individual company's stock. To the extent the Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Fund with respect to the futures contracts. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if the Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If the Fund owns interest rate sensitive securities and the portfolio managers expect interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the Fund's interest rate futures contract would increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Fund may buy and write put and call options on futures contracts. A purchased option on a future gives the Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Fund does not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's currency exposure from one foreign currency to another removes the Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Fund if the portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

  In general, the Fund covers outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund may buy call options permitting the Fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts may be restricted. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with the Fund's custodian.

  The Fund also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict the Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Fund may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.

  A put option written by the Fund is "covered" if the Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and other liquid assets in a segregated account with its custodian.

  The Fund also may write call options that are not covered for cross-hedging purposes. The Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers believe that writing the option would achieve the desired hedge.

  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Fund may write options in connection with buy-and-write transactions. In other words, the Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  The Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

  The Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Fund may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund may also purchase and write OTC options on foreign securities indices.

  The Fund may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Fund may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Fund may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by the Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. The Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Fund's net assets, when combined with all other illiquid investments of the Fund.

PORTFOLIO TURNOVER

  As of the date of this SAI, portfolio turnover rates are not available for the Fund because the Fund is new.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.

  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated persons of Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for the Fund to Perkins pursuant to the subadvisory agreement ("Sub-Advisory Agreement") between Janus Capital and Perkins.


  The Fund's Advisory Agreement will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.

  A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement and Sub-Advisory Agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee may adjust up or down based on the Fund's performance relative to its benchmark index. The following table reflects the Fund's "base fee" rate prior to any performance fee adjustment.



                                                                              Base Fee (%)
  Fund Name                                                                  (annual rate)
  ----------------------------------------------------------------------------------------
  Large Cap Value Fund                                                            0.64






  PERFORMANCE-BASED INVESTMENT ADVISORY FEE


  Effective on the date shown below, the Fund implemented an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to the cumulative investment record of its benchmark index. Any performance adjustment will commence on the date shown below. Prior to the effective date of the performance adjustment, only the base fee will apply.


                                                                 Effective Date of   Effective Date of
                                                                  Performance Fee     First Adjustment
  Fund                                                              Arrangement       to Advisory Fee
  ----------------------------------------------------------------------------------------------------
  Large Cap Value Fund                                                01/01/09            01/01/10

  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure takes effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index.

  The investment performance of the Fund's load-waived Class A Shares ("Class A Shares") is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

  The Trustees may determine that a class of shares of the Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for the Fund is a more appropriate benchmark index for purposes of evaluating the performance of the Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to the Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in the Fund's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the Fund.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee for the Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:


                                                                                                 Base Fee (%)
  Fund Name                                                   Benchmark Index                   (annual rate)
  -----------------------------------------------------------------------------------------------------------
  Large Cap Value Fund                                        Russell 1000(R) Value Index(1)         0.64



  (1) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

  The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent.

  EXAMPLES: LARGE CAP VALUE FUND


  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 3.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell 1000(R) Value Index.



  Example 1: Fund Outperforms Its Benchmark By 3.50%



  If the Fund has outperformed the Russell 1000(R) Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%                 1/12th of 0.79%




  Example 2: Fund Performance Tracks Its Benchmark

  If the Fund performance has tracked the performance of the Russell 1000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                      1/12th of 0.64%




  Example 3: Fund Underperforms Its Benchmark By 3.50%

  If the Fund has underperformed the Russell 1000(R) Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%                1/12th of 0.49%




  Because the Fund is new, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.


  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Large Cap Value Fund, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on the Fund's Class A Shares' performance relative to the Russell 1000(R) Value Index.


  EXPENSE LIMITATION

  Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-
  1), as well as the administrative services fee applicable to Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Fund, refer to the table in the "Fees and Expenses" section of the prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue such waivers until at least December 1, 2009.


                                                                               Expense Limit
  Fund Name                                                                   Percentage (%)
  ------------------------------------------------------------------------------------------
  Large Cap Value Fund                                                             1.00(1)




  (1) The Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index. Any adjustment to this fee will commence January 1, 2010. Details are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, the Fund's expense limit will be in effect until December 1, 2009.


SUBADVISER

  Janus Capital has entered into a Sub-Advisory Agreement on behalf of Large Cap Value Fund with Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.


  Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.


  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has an 80% ownership stake in Perkins.

  Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.

  The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.

  PERFORMANCE-BASED SUB-ADVISORY FEE


  Effective January 1, 2010, the subadvisory fee rate for the Fund adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the Russell 1000(R) Value Index, the Fund's benchmark index.


  Large Cap Value Fund pays no fees directly to Perkins. Janus Capital pays the subadvisory fee out of its advisory fee. As of the date of this SAI, no subadvisory fees were paid to Perkins because the Fund is new.

OTHER PAYMENTS


  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISER

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' account group among all participating portfolio managers. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' original indication/target filled in the aftermarket unless instructed by the portfolio managers to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

  Perkins, the subadviser for the Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including the Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.

  Each account managed by Janus Capital or the subadviser has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Perkins, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.


  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.


PROXY VOTING POLICIES AND PROCEDURES

  The Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's or the subadviser's own policies and procedures. Summaries of Janus Capital's or the subadviser's policies and procedures are available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

  The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Perkins Investment Management LLC

Proxy Voting Summary for Mutual Funds


  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES

  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

  As of the date of this SAI, Janus Services did not receive any administrative services fees from Class S Shares of the Fund because the Fund is new.


  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking, omnibus account, or administrative fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems or processed on a manual basis with Janus.


  The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses DST systems to track and process redemption fees and contingent deferred sales charges. The Fund currently pays DST annual per account rates for these systems. These fees are only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Fund solely upon Perkins' direction. Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Fund may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Large Cap Value Fund.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

  As of the date of this SAI, the Fund did not pay any brokerage commissions because the Fund is new.

  Brokerage commissions paid by the Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 74 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        74                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    74                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   74                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  74*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------



 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 74 funds comprising the Janus funds, Mr. Mullen oversees 90 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         74                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    74                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            74                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     74                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUND           TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------



 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:

----------------------------------------------------------------------------------------------------------------------------------
                                                                           MEMBERS                      NUMBER OF MEETINGS HELD
                           FUNCTIONS                                       (INDEPENDENT TRUSTEES)       DURING LAST FISCAL YEAR(1)
----------------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE           Reviews the financial reporting process, the    Jerome S. Contro (Chair)                  4
                           system of internal controls over financial      John W. McCarter, Jr.
                           reporting, disclosure controls and              Dennis B. Mullen
                           procedures, Form N-CSR filings, and the audit
                           process. The Committee's review of the audit
                           process includes, among other things, the
                           appointment, compensation, and oversight of
                           the auditors and pre-approval of all audit
                           and nonaudit services.
----------------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE       Reviews and makes recommendations regarding     James T. Rothe (Chair)                    4
                           matters related to the Trust's use of           Jerome S. Contro
                           brokerage commissions and placement of          Martin H. Waldinger
                           portfolio transactions.
----------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT      Oversees the investment activities of the       Dennis B. Mullen (Chair)                  5
 COMMITTEE                 Trust's non-money market funds.                 Jerome S. Contro
                                                                           William F. McCalpin
                                                                           John W. McCarter, Jr.
                                                                           James T. Rothe
                                                                           William D. Stewart
                                                                           Martin H. Waldinger
                                                                           Linda S. Wolf
----------------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY      Oversees compliance with various procedures     Linda S. Wolf (Chair)                    12
 COMMITTEE                 adopted by the Trust, reviews registration      William F. McCalpin
                           statements on Form N-1A, oversees the           William D. Stewart
                           implementation and administration of the
                           Trust's Proxy Voting Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE    Reviews various matters related to the          Jerome S. Contro (Chair)                  4
                           operations of the Janus money market funds,     James T. Rothe
                           including compliance with their Money Market    Martin H. Waldinger
                           Fund Procedures.
----------------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND            Identifies and recommends individuals for       John W. McCarter, Jr.                     6
 GOVERNANCE COMMITTEE      election as Trustee, consults with Management   (Chair)
                           in planning Trustee meetings, and oversees      William F. McCalpin
                           the administration of, and ensures compliance   Dennis B. Mullen
                           with, the Trust's Governance Procedures and
                           Guidelines.
----------------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE         Determines a fair value of securities for       William D. Stewart (Chair)               17
                           which market quotations are not readily         James T. Rothe
                           available or are deemed not to be reliable,     Linda S. Wolf
                           pursuant to procedures adopted by the
                           Trustees.
----------------------------------------------------------------------------------------------------------------------------------




(1) The Fund commenced operations on December 31, 2008.

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.

---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------


(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.

  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").


                                                                    Aggregate Compensation            Total Compensation
                                                                       from the Fund for           from the Janus Funds for
                                                                       fiscal year ended              calendar year ended
Name of Person, Position                                               July 31, 2008(1)             December 31, 2007(2)(3)
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(4)                                N/A                          $284,000
  Jerome S. Contro, Trustee                                                   N/A                          $289,000
  John W. McCarter, Jr., Trustee                                              N/A                          $279,000
  Dennis B. Mullen, Trustee(5)(6)                                             N/A                          $464,762
  James T. Rothe, Trustee                                                     N/A                          $283,000
  William D. Stewart, Trustee(6)                                              N/A                          $312,000
  Martin H. Waldinger, Trustee                                                N/A                          $279,000
  Linda S. Wolf, Trustee                                                      N/A                          $277,000



(1) Since Large Cap Value Fund is new, no fees were paid during the fiscal year ended July 31, 2008. The aggregate compensation paid by the Fund is estimated for the period ending July 31, 2009 and for its first full fiscal year, August 1, 2009 through July 31, 2010 as follows: William F. McCalpin $92; Jerome S. Contro $64; John W. McCarter, Jr. $60; Dennis B. Mullen $64; James T. Rothe $64; William D. Stewart $68; Martin H. Waldinger $60; and Linda S. Wolf $60.

(2) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).
(3) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.
(4) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.
(5) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.
(6) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PERKINS INVESTMENT PERSONNEL



  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of October 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                        Other Registered
                                                                           Investment          Other Pooled           Other
                                                                          Companies(1)     Investment Vehicles       Accounts
--------------------------------------------------------------------------------------------------------------------------------
Thomas Perkins                       Number of Other Accounts Managed                  7           None                       43
                                     Assets in Other Accounts Managed    $ 7,245,142,797           None          $ 1,031,882,720

Kevin Preloger                       Number of Other Accounts Managed               None           None                     None
                                     Assets in Other Accounts Managed               None           None                     None




  (1) Three of the accounts included in the total, consisting of $6,661,098,771 of the total assets in the category, have performance-based advisory fees.




  MATERIAL CONFLICTS

  As shown in the table above, Large Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadviser."




  COMPENSATION INFORMATION



  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.



  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role.



  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).



  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager. Variable compensation is calculated based on pre-tax performance of the Managed Funds.



  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).



  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.



  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.


OWNERSHIP OF SECURITIES

  Since the Fund is new, the Fund's portfolio managers did not own Shares of the Fund as of the date of this SAI. The portfolio managers may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Fund.

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Fund's Prospectuses, the net asset value ("NAV") of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in the Fund's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Fund can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisors, or similar financial intermediaries. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                            Sales Charge as a         Sales Charge as a         Amount of Sales Charge Reallowed
                                              Percentage of           Percentage of Net         to Financial Intermediaries as a
 Amount of Purchase at Offering Price        Offering Price*           Amount Invested            Percentage of Offering Price
                                            -----------------         -----------------         --------------------------------

   Under $50,000                                   5.75%                     6.10%                            5.00%
   $50,000 but under $100,000                      4.50%                     4.71%                            3.75%
   $100,000 but under $250,000                     3.50%                     3.63%                            2.75%
   $250,000 but under $500,000                     2.50%                     2.56%                            2.00%
   $500,000 but under $1,000,000                   2.00%                     2.04%                            1.60%
   $1,000,000 and above                            None**                    None                             None



 * Offering Price includes the initial sales charge.
** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  As of the date of this SAI, Janus Distributors did not receive any underwriting commissions from the Fund because the Fund is new.

  CLASS C SHARES, CLASS I SHARES, AND CLASS S SHARES
  Class C Shares, Class I Shares, and Class S Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES AND CLASS S SHARES
  As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan" and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares or Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as Class I Shares, renamed Class S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

  CLASS C SHARES
  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

  The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  As of the date of this SAI, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, and Class S Shares of the Fund because the Fund is new.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

  Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. As of the date of this SAI, Janus Distributors did not receive any proceeds of contingent deferred sales charges paid by investors in Class A Shares and Class C Shares because the Fund is new.

  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

  It is a policy of the Fund's Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).

  The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

  The Fund may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Fund, the Fund may make various elections permitted by the tax laws. However, these elections could require that the Fund recognize taxable income, which in turn must be distributed even though the Fund may not have received any income upon such an event.

  Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, and the Fund qualifies under
  Section 853 of the Internal Revenue Code, it may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


  As of the date of this SAI, all of the outstanding shares of the Fund were owned by Janus Capital or an affiliate, which provided seed capital for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 31 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Seven Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

  The Fund discussed in this SAI offers four classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisors, and other financial intermediaries.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.

REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


  No financial statements are available for the Fund because the Fund is new.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB-.....................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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60

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

                                  (JANUS LOGO)

                                               www.janus.com/info

                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                              JANUS ADVISER SERIES

                           PART C - OTHER INFORMATION

ITEM 23. Exhibits

Exhibit 1  (a)       Trust Instrument, dated March 22, 2000, is incorporated by reference to Registrant's Registration Statement (File No.
                     333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

           (c) Form of Second Amendment to Trust Instrument, dated September 30, 2001, is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

           (d) Third Amendment to Trust Instrument, dated June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (e) Fourth Amendment to Trust Instrument, dated September 18, 2002, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

           (f) Fifth Amendment to Trust Instrument, dated October 14, 2002, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

           (g) Sixth Amendment to Trust Instrument, dated December 10, 2002, is incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

           (h) Seventh Amendment to Trust Instrument, dated March 18, 2003, filed as Exhibit 1(h) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No.333-33978), has been withdrawn.

           (i) Amended and Restated Trust Instrument, dated March 18, 2003, is incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

           (j) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, filed as Exhibit 1(j) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978), has been withdrawn.

           (k) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, is incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (l) Form of Second Amendment to Amended and Restated Trust Instrument, dated September 16, 2003, is incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (m) Third Amendment to Amended and Restated Trust Instrument, dated July 14, 2004, is incorporated by reference to
                     Exhibit 1(m) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (n) Fourth Amendment to Amended and Restated Trust Instrument, dated February 9, 2005, is incorporated by reference to
                     Exhibit 1(n) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (o) Fifth Amendment to Amended and Restated Trust Instrument, dated March 22, 2005, is incorporated by reference to
                     Exhibit 1(o) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (p) Form of Sixth Amendment to Amended and Restated Trust Instrument, dated September 6, 2005, is incorporated by reference to Exhibit 1(p) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

           (q) Seventh Amendment to Amended and Restated Trust Instrument, dated September 20, 2005, is incorporated by reference to
                     Exhibit 1(q) to Post-Effective Amendment No. 25, filed November 25, 2005 (File No. 333-33978).

           (r) Eighth Amendment to Amended and Restated Trust Instrument, dated December 6, 2005, is incorporated by reference to
                     Exhibit 1(r) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

           (s) Ninth Amendment to Amended and Restated Trust Instrument, dated February 21, 2006, is incorporated by reference to
                     Exhibit 1(s) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (t) Tenth Amendment to Amended and Restated Trust Instrument, dated April 18, 2006, is incorporated by reference to
                     Exhibit 1(t) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (u) Eleventh Amendment to Amended and Restated Trust Instrument, dated September 6, 2006, is incorporated by reference to Exhibit 1(u) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

           (v) Twelfth Amendment to Amended and Restated Trust Instrument, dated October 6, 2006, is incorporated by reference to
                     Exhibit 1(v) to Post-Effective Amendment No. 36, filed December 8, 2006 (File No. 333-33978).

           (w) Form of Thirteenth Amendment to Amended and Restated Trust Instrument is incorporated by reference to Exhibit 1(w) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

           (x) Fourteenth Amendment to Amended and Restated Trust Instrument, dated February 2, 2007, is incorporated by reference to Exhibit 1(x) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (y) Fifteenth Amendment to Amended and Restated Trust Instrument, dated September 6, 2007, is incorporated by reference to Exhibit 1(y) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (z) Sixteenth Amendment to Amended and Restated Trust Instrument, dated March 14, 2008, is incorporated by reference to Exhibit 1(z) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

           (aa) Seventeenth Amendment to Amended and Restated Trust Instrument, dated June 18, 2008, is incorporated by reference to Exhibit 1(aa) to Post-Effective Amendment No. 47, filed September 3, 2008 (Filed No. 333-33978).

           (bb) Eighteenth Amendment to Amended and Restated Trust Instrument, dated October 2, 2008, is filed herein as
                     Exhibit 1(bb).

           (cc) Nineteenth Amendment to Amended and Restated Trust Instrument, dated December 31, 2008, is filed herein as
                     Exhibit 1(cc).

Exhibit 2  (a)       Bylaws are incorporated herein by reference to Registrant's
                     Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                     4, 2000.

           (b) First Amendment to Bylaws, dated September 18, 2002, is incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

           (c) Second Amendment to Bylaws, dated March 16, 2004, is incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (d) Third Amendment to Bylaws, dated December 2, 2004, is incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (e) Fourth Amendment to Bylaws, dated March 22, 2005, is incorporated by reference to Exhibit 2(e) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

Exhibit 3            Not Applicable

Exhibit 4  (a)       Form of Investment Advisory Agreement for Growth Fund is
                     incorporated by reference to Registrant's Registration
                     Statement (File No. 333-33978) on Form N-1A filed with the
                     Securities and Exchange Commission on April 4, 2000.

           (b) Form of Investment Advisory Agreement for Aggressive Growth Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (c) Form of Investment Advisory Agreement for Capital Appreciation Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (d) Form of Investment Advisory Agreement for Balanced Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (e) Form of Investment Advisory Agreement for Equity Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (f) Form of Investment Advisory Agreement for Growth and Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (g) Form of Investment Advisory Agreement for Strategic Value Fund filed in Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000, has been withdrawn.

           (h) Form of Investment Advisory Agreement for International Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (i) Form of Investment Advisory Agreement for Worldwide Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (j) Form of Investment Advisory Agreement for Flexible Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (k) Form of Investment Advisory Agreement for Money Market Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (l) Form of Investment Advisory Agreement for Global Value Fund is incorporated by reference to Exhibit 4(l) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

           (m) Form of First Amendment to Investment Advisory Agreement for Core Equity Fund, dated September 30, 2001, is incorporated by reference to Exhibit 4(m) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

           (n) Form of Investment Advisory Agreement for Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (o) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (p) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(p) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

           (q) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(q) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

           (r) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(r) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

           (s) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(s) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

           (t) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(t) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

           (u) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(u) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

           (v) Form of Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to
                     Exhibit 4(v) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

           (w) Form of Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(w) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

           (x) Form of Investment Advisory Agreement for Janus Adviser High-Yield Fund filed as Exhibit 4(x) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

           (y) Form of Sub-Advisory Agreement for Perkins, Wolf, McDonnell and Company, LLC for Janus Adviser Mid Cap Value Fund (post-acquisition version) is incorporated by reference to
                     Exhibit 4(y) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

           (z) Amendment to Investment Advisory Agreement for Janus Adviser Aggressive Growth Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(z) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

           (aa) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(aa) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

           (bb) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(bb) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (cc) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Value Fund is incorporated by reference to Exhibit 4(cc) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (dd) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(dd) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (ee) Form of Amendment to Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(ee) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (ff) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(ff) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (gg) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(gg) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (hh) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(hh) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (ii) Investment Advisory Agreement for Janus Adviser Growth Fund, dated July 1, 2004, is incorporated by reference to
                     Exhibit 4(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (jj) Investment Advisory Agreement for Janus Adviser Capital Appreciation Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (kk) Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(kk) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (ll) Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ll) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (mm) Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated July 1, 2004, is incorporated by reference to
                     Exhibit 4(mm) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (nn) Investment Advisory Agreement for Janus Adviser Balanced Fund, dated July 1, 2004, is incorporated by reference to
                     Exhibit 4(nn) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (oo) Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated July 1, 2004, is incorporated by reference to
                     Exhibit 4(oo) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (pp) Investment Advisory Agreement for Janus Adviser International Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(pp) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (qq) Investment Advisory Agreement for Janus Adviser Foreign Stock Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(qq) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (rr) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(rr) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (ss) Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ss) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (tt) Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(tt) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (uu) Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(uu) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (vv) Investment Advisory Agreement for Janus Adviser Flexible Income Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(vv) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (ww) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to
                     Exhibit 4(ww) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (xx) Sub-Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(xx) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (yy) Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(yy) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (zz) Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to
                     Exhibit 4(zz) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (aaa) Amendment to Investment Advisory Agreement for Janus Adviser Growth Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (bbb) Amendment to Investment Advisory Agreement for Janus Adviser Capital Appreciation Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (ccc) Amendment to Investment Advisory Agreement for Janus Adviser Flexible Income Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (ddd) Investment Advisory Agreement for Janus Adviser Orion Fund, dated March 22, 2005, is incorporated by reference to
                     Exhibit 4(ddd) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (eee) Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(eee) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (fff) Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated March 22, 2005, is incorporated by reference to
                     Exhibit 4(fff) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (ggg) Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated March 22, 2005, is incorporated by reference to
                     Exhibit 4(ggg) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (hhh) Form of Investment Advisory Agreement for Janus Adviser Risk-Managed Value Fund is incorporated by reference to
                     Exhibit 4(hhh) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

           (iii) Form of Sub-Advisory Agreement for Janus Adviser Risk-Managed Value Fund is incorporated by reference to
                     Exhibit 4(iii) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

           (jjj) Form of Investment Advisory Agreement for Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

           (kkk) Investment Advisory Agreement for Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

           (lll) Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006, is incorporated by reference to Exhibit 4(lll) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (mmm) Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006, is incorporated by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (nnn) Investment Advisory Agreement for Janus Adviser Balanced Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ooo) Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ppp) Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (qqq) Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (rrr) Investment Advisory Agreement for Janus Adviser Forty Fund, dated February 1, 2006, is incorporated by reference to
                     Exhibit 4(rrr) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (sss) Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(sss) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ttt) Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (uuu) Investment Advisory Agreement for Janus Adviser International Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (vvv) Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (www) Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(www) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (xxx) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (yyy) Investment Advisory Agreement for Janus Adviser Money Market Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (zzz) Investment Advisory Agreement for Janus Adviser Orion Fund, dated February 1, 2006, is incorporated by reference to
                     Exhibit 4(zzz) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (aaaa) Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (bbbb) Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (cccc) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (dddd) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (eeee) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ffff) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (gggg) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (hhhh) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (iiii) Amendment to Investment Advisory Agreement for Janus Adviser Balanced Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (jjjj) Amendment to Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (kkkk) Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (llll) Amendment to Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(llll) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (mmmm) Amendment to Investment Advisory Agreement for Janus Adviser Forty Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (nnnn) Amendment to Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (oooo) Amendment to Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (pppp) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Core Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (qqqq) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (rrrr) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ssss) Amendment to Investment Advisory Agreement for Janus Adviser International Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (tttt) Amendment to Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (uuuu) Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (vvvv) Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (wwww) Amendment to Investment Advisory Agreement for Janus Adviser Money Market Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (xxxx) Amendment to Investment Advisory Agreement for Janus Adviser Orion Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (yyyy) Amendment to Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (zzzz) Amendment to Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(zzzz) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (aaaaa) Amendment to Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (bbbbb) Amendment to Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ccccc) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ddddd) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (eeeee) Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 30, 2006, is incorporated by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (fffff) Form of Investment Advisory Agreement for Janus Adviser International Equity Fund is incorporated by reference to
                     Exhibit 4(fffff) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (ggggg) Form of Investment Advisory Agreement is incorporated by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 36, filed December 8, 2006 (File No. 333-33978).

           (hhhhh) Form of Investment Advisory Agreement for Janus Adviser Floating Rate High Income Fund is incorporated by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

           (iiiii) Form of Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund is incorporated by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

           (jjjjj) Form of Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund is incorporated by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

           (kkkkk) Investment Advisory Agreement for Janus Institutional Cash Management Fund, dated February 23, 2007, is incorporated by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (lllll) Investment Advisory Agreement for Janus Institutional Government Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (mmmmm) Investment Advisory Agreement for Janus Institutional Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (nnnnn) Investment Advisory Agreement for Janus Adviser Floating Rate High Income Fund, dated March 16, 2007, is incorporated by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (ooooo) Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund, dated March 16, 2007, is incorporated by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (ppppp) Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund, dated March 16, 2007, is incorporated by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (qqqqq) Investment Advisory Agreement for Janus Adviser Global Research Fund, dated November 28, 2007, is incorporated by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (rrrrr) Investment Advisory Agreement for Janus Adviser Global Real Estate Fund, dated November 28, 2007, is incorporated by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (sssss) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Core Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

           (ttttt) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

           (uuuuu) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

           (vvvvv) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

           (wwwww) Investment Advisory Agreement for Janus Adviser International Forty Fund, dated May 30, 2008, is incorporated by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

           (xxxxx) Investment Advisory Agreement for Janus Adviser Modular Portfolio Construction Fund, dated September 3, 2008, is incorporated by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

           (yyyyy) Investment Advisory Agreement for Janus Adviser Perkins Large Cap Value Fund, dated December 31, 2008, is filed herein as Exhibit 4(yyyyy).

           (zzzzz) Sub-Advisory Agreement for Janus Adviser Perkins Large Cap Value Fund, dated December 31, 2008, is filed herein as
                     Exhibit 4(zzzzz).

           (aaaaaa) Amended and Restated Investment Advisory Agreement for Janus Adviser Perkins Mid Cap Value Fund, dated December 31, 2008, is filed herein as Exhibit 4(aaaaaa).

           (bbbbbb) Sub-Advisory Agreement for Janus Adviser Perkins Mid Cap Value Fund, dated December 31, 2008, is filed herein as
                     Exhibit 4(bbbbbb).

           (cccccc) Amended and Restated Investment Advisory Agreement for Janus Adviser Perkins Small Company Value Fund, dated December 31, 2008, is filed herein as Exhibit 4(cccccc).

           (dddddd) Sub-Advisory Agreement for Janus Adviser Perkins Small Company Value Fund, dated December 31, 2008, is filed herein as Exhibit 4(dddddd).

Exhibit 5

           (a) Form of Distribution Agreement between Janus Adviser Series and Janus Distributors, Inc. is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (d) Form of Amended and Restated Distribution and Shareholder Servicing Plan between Janus Adviser Series and Janus Distributors LLC filed as Exhibit 5(d) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), has been withdrawn.

           (e) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC, dated July 14, 2004, is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (f) Form of Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (g) Amendment to Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC, dated June 14, 2006, is incorporated by reference to
                     Exhibit 5(g) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (h) Form of Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(h) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (i) Amendment to the Amended and Restated Distribution Agreement between Janus Distributors LLC and Janus Adviser Series, dated December 14, 2007, is incorporated by reference to Exhibit 5(i) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

Exhibit 6            Not Applicable

Exhibit 7  (a)       Form of Custodian Agreement between Janus Adviser Series
                     and State Street Bank and Trust Company is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

           (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A is incorporated by reference to
                     Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

           (c) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(c) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

           (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

           (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(e) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

           (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(f) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

           (g) Form of Letter Agreement with State Street Bank and Trust is incorporated by reference to Exhibit 7(g) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

           (h) Form of Letter Agreement with State Street Bank and Trust Company, dated September 30, 2001, is incorporated by reference to Exhibit 7(h) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

           (i) Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust is incorporated by reference to Exhibit 7(i) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (j) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to Exhibit 7(j) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

           (k) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to Exhibit 7(k) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

           (l) Form of Letter Agreement with State Street Bank and Trust Company, dated March 21, 2003, is incorporated by reference to Exhibit 7(l) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

           (m) Form of Letter Agreement with State Street Bank and Trust Company, dated June 2, 2003, filed as Exhibit 7(m) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

           (n) Form of Letter Agreement with regard to Janus Adviser Mid Cap Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(n) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

           (o) Form of Letter Agreement with regard to Janus Adviser International Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(o) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

           (p) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Growth Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(p) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (q) Form of Letter Agreement with regard to Janus Adviser Foreign Stock Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(q) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (r) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(r) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (s) Form of Letter Agreement with regard to Janus Adviser Small Company Value Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(s) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (t) Amendment to Custodian Contract, dated January 21, 2005, between Janus Adviser Series, on behalf of its Portfolios, and State Street Bank and Trust Company, is incorporated by reference to Exhibit 7(t) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (u) Letter Agreement with regard to Janus Adviser Growth Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(u) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (v) Letter Agreement with regard to Janus Adviser Capital Appreciation Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(v) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (w) Letter Agreement with regard to Janus Adviser Flexible Income Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to
                     Exhibit 7(w) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (x) Form of Letter Agreement, dated March 22, 2005, regarding State Street Bank and Trust Company Custodian Contract is incorporated by reference to Exhibit 7(x) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (y) Amended and Restated Custodian Contract between Janus Adviser Series and State Street Bank and Trust Company, dated August 1, 2005, is incorporated by reference to
                     Exhibit 7(y) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (z) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Value Fund, with State Street Bank and Trust Company, dated December 16, 2005, is incorporated by reference to Exhibit 7(z) to Post-Effective Amendment No. 26, filed on December 30, 2005 (File No. 333-33978).

           (aa) Form of Letter Agreement with regard to Janus Adviser Long/Short Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(aa) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

           (bb) Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund, and Janus Adviser Risk-Managed Value Fund with State Street Bank and Trust Company, dated February 21, 2006, is incorporated by reference to Exhibit 7(bb) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (cc) Letter Agreement with regard to Janus Adviser Core Equity Fund with State Street Bank and Trust Company, dated April 18, 2006, is incorporated by reference to Exhibit 7(cc) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (dd) Form of Letter Agreement with regard to Janus Adviser International Equity Fund with State Street Bank and Trust Company, dated September 6, 2006, is incorporated by reference to Exhibit 7(dd) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

           (ee) Form of Amendment to Subcustodian Contract, dated February 23, 2007, between Citibank, N.A., certain Mutual Funds Advised or Subadvised by Janus Capital Management LLC, and State Street Bank and Trust Company is incorporated by reference to Exhibit 7(ee) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (ff) Form of Letter Agreement with regard to Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund, and Janus Institutional Government Money Market Fund with Citibank, N.A. is incorporated by reference to Exhibit 7(ff) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (gg) Form of Letter Agreement with regard to Janus Adviser Floating Rate High Income Fund and Janus Adviser INTECH Risk-Managed International Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(gg) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (hh) Form of Letter Agreement with regard to Janus Adviser Global Real Estate Fund and Janus Adviser Global Research Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(hh) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (ii) Form of Letter Agreement with regard to Janus Adviser International Forty Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(ii) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

           (jj) Form of Letter Agreement with regard to Janus Adviser Modular Portfolio Construction Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(jj) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

           (kk) Form of Letter Agreement with regard to Janus Adviser Perkins Large Cap Value Fund with State Street Bank and Trust Company is filed herein as Exhibit 7(kk).

Exhibit 8  (a)       Form of Transfer Agency Agreement with Janus Service
                     Corporation is incorporated by reference to Registrant's
                     Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                     4, 2000.

           (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

           (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (d) Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (e) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Berger Investment Portfolio Trust is incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

           (f) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 31, 2003, is incorporated by reference to
                     Exhibit 8(f) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (g) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (h) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 31, 2003, is incorporated by reference to
                     Exhibit 8(h) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (i) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(i) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (j) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated November 28, 2003, is incorporated by reference to
                     Exhibit 8(j) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (k) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 31, 2003, is incorporated by reference to
                     Exhibit 8(k) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (l) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Value Fund, dated July 31, 2003, is incorporated by reference to
                     Exhibit 8(l) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (m) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (n) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(n) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (o) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(o) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (p) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated November 28, 2003, is incorporated by reference to
                     Exhibit 8(p) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (q) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(q) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (r) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Cap Value Fund, dated July 31, 2003, is incorporated by reference to
                     Exhibit 8(r) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (s) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 31, 2003, is incorporated by reference to
                     Exhibit 8(s) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (t) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(t) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

           (u) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(u) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (v) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 14, 2004, is incorporated by reference to
                     Exhibit 8(v) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (w) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(w) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (x) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 14, 2004, is incorporated by reference to
                     Exhibit 8(x) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (y) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(y) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (z) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(z) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (aa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(aa) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (bb) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 14, 2004, is incorporated by reference to
                     Exhibit 8(bb) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Foreign Stock Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(cc) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(dd) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Company Value Fund, dated July 14, 2004, is incorporated by reference to
                     Exhibit 8(ee) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (ff) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated July 14, 2004, is incorporated by reference to
                     Exhibit 8(ff) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated July 14, 2004, is incorporated by reference to
                     Exhibit 8(gg) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 14, 2004, is incorporated by reference to
                     Exhibit 8(hh) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (jj) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated July 14, 2004, is incorporated by reference to Exhibit 8(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(kk) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to Exhibit 8(ll) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to Exhibit 8(mm) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 8(nn) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (oo) Form of Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(oo) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (pp) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Balanced Fund is incorporated by reference to Exhibit 8(pp) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (qq) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to Exhibit 8(qq) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (rr) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Core Equity Fund is incorporated by reference to Exhibit 8(rr) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (ss) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Flexible Bond Fund is incorporated by reference to Exhibit 8(ss) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (tt) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Foreign Stock Fund is incorporated by reference to Exhibit 8(tt) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (uu) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Forty Fund is incorporated by reference to Exhibit 8(uu) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (vv) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Growth and Income Fund is incorporated by reference to Exhibit 8(vv) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (ww) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 8(ww) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (xx) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser International Growth Fund is incorporated by reference to Exhibit 8(xx) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (yy) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Large Cap Growth Fund is incorporated by reference to Exhibit 8(yy) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (zz) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Growth Fund is incorporated by reference to Exhibit 8(zz) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (aaa) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 8(aaa) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (bbb) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (ccc) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Core Fund is incorporated by reference to Exhibit 8(ccc) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (ddd) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Growth Fund is incorporated by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (eee) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small Company Value Fund is incorporated by reference to Exhibit 8(eee) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (fff) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to Exhibit 8(fff) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (ggg) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Worldwide Fund is incorporated by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (hhh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 24, filed on October 14, 2005 (File No. 333-33978).

           (iii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Long/Short Fund is incorporated by reference to
                     Exhibit 8(iii) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

           (jjj) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated November 28, 2005, is incorporated by reference to Exhibit 8(jjj) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (kkk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated November 10, 2006, regarding Janus Adviser International Equity Fund is incorporated by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

           (lll) Amended and Restated Administrative Services Agreement between Janus Adviser Series and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(lll) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (mmm) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (nnn) Administration Agreement between Janus Adviser Series, on behalf of Janus Institutional Cash Management Fund, and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(nnn) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (ooo) Administration Agreement between Janus Adviser Series, on behalf of Janus Institutional Government Money Market Fund, and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(ooo) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (ppp) Administration Agreement between Janus Adviser Series, on behalf of Janus Institutional Money Market Fund, and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (qqq) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Institutional Cash Management Fund, dated February 23, 2007, is incorporated by reference to Exhibit 8(qqq) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (rrr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Institutional Government Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 8(rrr) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (sss) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Institutional Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 8(sss) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (ttt) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Adviser Series is incorporated by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (uuu) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Floating Rate High Income Fund, dated March 16, 2007 is incorporated by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (vvv) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser INTECH Risk-Managed International Fund, dated March 16, 2007 is incorporated by reference to Exhibit 8(vvv) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (www) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Global Research Fund, dated November 28, 2007, is incorporated by reference to Exhibit 8(www) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (xxx) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Global Real Estate Fund, dated November 28, 2007, is incorporated by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (yyy) First Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated December 14, 2007, is incorporated by reference to Exhibit 8(yyy) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

           (zzz) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser International Forty Fund, dated May 30, 2008, is incorporated by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

           (aaaa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Modular Portfolio Construction Fund, dated September 3, 2008, is incorporated by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

           (bbbb) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Perkins Large Cap Value Fund, dated December 31, 2008, is filed herein as Exhibit 8(bbbb).

Exhibit 9  (a)       Opinion and Consent of Counsel with respect to shares of
                     the Trust is incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 1, filed on June 12, 2000
                     (File No. 333-33978).

           (b) Opinion and Consent of Counsel with respect to shares of Global Value Fund is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

           (c) Opinion and Consent of Counsel with respect to Class C Shares of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund, and Worldwide Fund is incorporated by reference to
                     Exhibit 9(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (d) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund, and Mid Cap Value Fund is incorporated by reference to Exhibit 9(d) to Post Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

           (e) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

           (f) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser High-Yield Fund filed as Exhibit 9(f) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

           (g) Opinion and Consent of Counsel with respect to Class A Shares and Class R Shares of Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Foreign Stock Fund, Growth and Income Fund, Growth Fund, International Growth Fund, Mid Cap Growth Fund, Mid Cap Value, Risk-Managed Core Fund, Risk-Managed Growth Fund, Small Company Value Fund, and Worldwide Fund; and Class A Shares of Money Market Fund is incorporated by reference to
                     Exhibit 9(g) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (h) Opinion and Consent of Counsel with respect to Class I Shares, Class C Shares, Class A Shares, and Class R Shares of Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, and Janus Adviser High-Yield Fund, dated April 11, 2005, is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (i) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 9(i) to Post-Effective Amendment No. 26, filed December 30, 2005 (File No. 333-33978).

           (j) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 9(j) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

           (k) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of Janus Adviser International Equity Fund is incorporated by reference to Exhibit 9(k) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

           (l) Opinion and Consent of Counsel with respect to Institutional Shares and Premium Shares of Janus Institutional Cash Management Fund, and Institutional, Premium, Primary, Select, and Services Shares of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund is incorporated by reference to Exhibit 9(l) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (m) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Floating Rate High Income Fund is incorporated by reference to Exhibit 9(m) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (n) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser INTECH Risk-Managed International Fund is incorporated by reference to Exhibit 9(n) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (o) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Global Research Fund is incorporated by reference to Exhibit 9(o) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (p) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Global Real Estate Fund is incorporated by reference to Exhibit 9(p) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

           (q) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser International Forty Fund is incorporated by reference to Exhibit 9(q) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

           (r) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Modular Portfolio Construction Fund is incorporated by reference to Exhibit 9(r) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

           (s) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Perkins Large Cap Value Fund is filed herein as Exhibit 9(s).

Exhibit 10           Consent of PricewaterhouseCoopers LLP is filed herein as
                     Exhibit 10.

Exhibit 11           Not Applicable

Exhibit 12           Not Applicable

Exhibit 13 (a)       Form of Distribution and Shareholder Servicing Plan is
                     incorporated by reference to Registrant's Registration
                     Statement (File No. 333-33978) on Form N-1A filed with the
                     Securities and Exchange Commission on April 4, 2000.

           (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (c) Amended and Restated Distribution and Shareholder Servicing Plan for Class I Shares is incorporated by reference to
                     Exhibit 13(c) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (d) Distribution and Shareholder Servicing Plan for Class A Shares is incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (e) Distribution and Shareholder Servicing Plan for Class R Shares is incorporated by reference to Exhibit 13(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (f) Form of Amended and Restated Distribution and Shareholder Servicing Plan for Class S Shares is incorporated by reference to Exhibit 13(f) to Post-Effective Amendment No. 23, filed September 23, 2005 (File No. 333-33978).

           (g) Distribution and Shareholder Servicing Plan for Premium Shares is incorporated by reference to Exhibit 13(g) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (h) Distribution and Shareholder Servicing Plan for Primary Shares is incorporated by reference to Exhibit 13(h) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (i) Distribution and Shareholder Servicing Plan for Select Shares is incorporated by reference to Exhibit 13(i) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

Exhibit 14 (a)       Rule 18f-3 Plan, dated June 18, 2002, is incorporated by
                     reference to Exhibit 16 to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

           (b) Amended and Restated Rule 18f-3 Plan, dated March 18, 2003, is incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

           (c) Form of Amended and Restated Rule 18f-3 Plan, dated September 17, 2003, is incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

           (d) Amended and Restated Rule 18f-3 Plan, dated July 14, 2004, is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (e) Form of Amended and Restated Rule 18f-3 Plan, dated November 28, 2005, is incorporated by reference to Exhibit 14(e) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (f) Amended and Restated Rule 18f-3 Plan, dated October 6, 2006, is incorporated by reference to Exhibit 14(f) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

           (g) Amended and Restated Rule 18f-3 Plan, dated February 2, 2007, is incorporated by reference to Exhibit 14(g) to Post-Effective Amendment No. 41, filed September 14, 2007 (File No. 333-33978).

Exhibit 15 (a)       Powers of Attorney, dated as of May 17, 2004, are
                     incorporated by reference to Exhibit 15 to Post-Effective
                     Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

           (b) Powers of Attorney, dated as of November 22, 2005, are incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 25, filed November 25, 2005 (File No. 333-33978).

           (c) Powers of Attorney, dated as of January 1, 2006, are incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

           (d) Powers of Attorney, dated as of March 16, 2007, are incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (e) Powers of Attorney, dated as of April 11, 2008, are incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

Exhibit 16 (a)       Code of Ethics as filed with Registrant's Registration
                     Statement (File No. 333-33978) on Form N-1A filed with the
                     Securities and Exchange Commission on April 4, 2000, have been withdrawn.

           (b) Amended Janus Ethics Rules filed as Exhibit 14(b) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978), have been withdrawn.

           (c) Amended Janus Ethics Rules filed as Exhibit 14(c) to Post-Effective Amendment No.5, filed July 26, 2002 (File No. 333-33978), have been withdrawn.

           (d) Code of Ethics of Perkins, Wolf, McDonnell and Company is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978), have been withdrawn.

           (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 14(e) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978), have been withdrawn.

           (f) Code of Ethics and Statement of Policies for Bay Isle Financial LLC filed as Exhibit 14(f) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), have been withdrawn.

           (g) Amended Code of Ethics Rules filed as Exhibit 14(g) to Post-Effective Amendment No 10, filed March 19, 2003 (File No. 333-33978), have been withdrawn.

           (h) Amended Code of Ethics Rules filed as Exhibit 14(h) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978), have been withdrawn.

           (i)       Amended Janus Ethics Rules are incorporated by reference to
                     Exhibit 14(i) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978), have been withdrawn.

           (j) Amended Janus Ethics Rules, dated April 20, 2004, are incorporated by reference to Exhibit 16(j) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978), have been withdrawn.

           (k) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC, revised July 7, 2004, is incorporated by reference to
                     Exhibit 16(k) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978), have been withdrawn.

           (l) Amended Janus Ethics Rules, dated September 14, 2004, are incorporated by reference to Exhibit 16(l) to Post-Effective Amendment No. 18, filed September 29, 2004 (File No. 333-33978), have been withdrawn.

           (m) Amended Janus Ethics Rules, dated March 22, 2005, are incorporated by reference to Exhibit 16(m) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (n) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC is incorporated by reference to Exhibit 16(n) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

           (o) Amended Janus Ethics Rules, dated September 20, 2005, are incorporated by reference to Exhibit 16(o) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

           (p) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC, revised April 27, 2005, is incorporated by reference to Exhibit 16(p) to Post-Effective Amendment No. 26, filed on December 30, 2005 (File No. 333-33978).

           (q) Amended Janus Ethics Rules, dated December 6, 2005, are incorporated by reference to Exhibit 16(q) to Post-Effective Amendment No. 26, filed December 30, 2005 (File No. 333-33978).

           (r) Amended Janus Ethics Rules, dated July 12, 2006, are incorporated by reference to Exhibit 16(r) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

           (s) Amended Janus Ethics Rules, dated August 30, 2006, are incorporated by reference to Exhibit 16(s) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

           (t) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC, revised October 11, 2006, is incorporated by reference to Exhibit 16(t) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

           (u) Amended Janus Ethics Rules, dated October 6, 2006, are incorporated by reference to Exhibit 16(u) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

           (v) Amended Janus Ethics Rules, dated November 21, 2006, are incorporated by reference to Exhibit 16(v) to Post-Effective Amendment No. 36, filed December 8, 2006 (File No. 333-33978).

           (w) Amended Janus Ethics Rules, dated January 26, 2007, are incorporated by reference to Exhibit 16(w) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

           (x) Amended Janus Ethics Rules, dated March 27, 2007, are incorporated by reference to Exhibit 16(x) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

           (y) Amended Janus Ethics Rules, dated August 22, 2007, are incorporated by reference to Exhibit 16(y) to Post-Effective Amendment No. 41, filed September 14, 2007 (File No. 333-33978).

           (z) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC, revised June 1, 2007, is incorporated by reference to
                     Exhibit 16(z) to Post-Effective Amendment No. 41, filed September 14, 2007 (File No. 333-33978).

           (aa) Amended Janus Ethics Rules, dated February 19, 2008, are incorporated by reference to Exhibit 16(aa) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

           (bb) Janus Ethics Rules, revised May 28, 2008, are incorporated by reference to Exhibit 16(bb) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

           (cc) Janus Ethics Rules, revised June 27, 2008, are incorporated by reference to Exhibit 16(cc) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

           (dd) Janus Ethics Rules, revised November 24, 2008, are incorporated by reference to Exhibit 16(dd) to Post-Effective Amendment No. 51, filed November 28, 2008 (File No. 333-33978).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

     The Board of Trustees of Janus Adviser Series is the same as that of Janus Investment Fund and Janus Aspen Series. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three Trusts are substantially identical. Nonetheless, Janus Adviser Series takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

     Article IX of Janus Adviser Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers, and any Advisory Board members.

ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

     The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

                         Adviser/Affiliated Entity Name and Principal
         Name                          Business Address                     Position(s) with Adviser or Affiliated Entity
         ----           ---------------------------------------------   ----------------------------------------------------
Gary D. Black           Janus Capital Group Inc.(1)                     Chief Executive Officer and Director
                        Janus Capital Management LLC(1)                 Chief Executive Officer
                        Janus Management Holdings Corp.(1)              President and Director
                        Janus Services LLC(1)                           Executive Vice President
                        INTECH Investment Management LLC(2)             Working Director

                         Adviser/Affiliated Entity Name and Principal
         Name                          Business Address                     Position(s) with Adviser or Affiliated Entity
         ----           ---------------------------------------------   ----------------------------------------------------
Daniel P. Charles       Janus Capital Management LLC(1)                 Senior Vice President
                        Janus Services LLC(1)                           Senior Vice President
                        INTECH Investment Management LLC(2)             Working Director

Jonathan D. Coleman     Janus Capital Management LLC(1)                 Co-Chief Investment Officer and Executive
                                                                        Vice President

Gregory A. Frost        Janus Capital Group Inc.(1)                     Chief Financial Officer and Executive Vice President
                        Janus Capital Management LLC(1)                 Chief Financial Officer and Executive Vice President
                        Janus Capital Asia Limited(3)                   Director
                        Janus Capital International Limited(4)          Director
                        Janus Capital Singapore Pte. Limited(5)         Director
                        Janus Holdings LLC(1)                           Senior Vice President, Controller, and Director
                        Janus International Holding LLC(1)              Executive Vice President, Controller, and Director
                        Janus Management Holdings Corp.(1)              Chief Financial Officer, Executive Vice
                                                                        President, and Director
                        Janus Services LLC(1)                           Chief Financial Officer and Executive Vice
                                                                        President
                        Capital Group Partners, Inc.(6)                 Chief Financial Officer, Executive Vice
                                                                        President, and Director
                        INTECH Investment Management LLC(2)             Vice President and Working Director

Heidi W. Hardin         Janus Capital Management LLC(1)                 General Counsel and Senior Vice President
                        Janus Services LLC(1)                           General Counsel and Senior Vice President

Kelley Abbott Howes     Janus Capital Group Inc.(1)                     Chief Administrative Officer, General
                                                                        Counsel, and Executive Vice President
                        Janus Capital Management LLC(1)                 Chief Administrative Officer and Executive
                                                                        Vice President
                        Janus Management Holdings Corp.(1)              Chief Administrative Officer, General
                                                                        Counsel, Executive Vice President, and Director

                         Adviser/Affiliated Entity Name and Principal
         Name                          Business Address                     Position(s) with Adviser or Affiliated Entity
         ----           ---------------------------------------------   ----------------------------------------------------
                        Capital Group Partners, Inc.(6)                 Director
                        INTECH Investment Management LLC(2)             Vice President

Dominic C. Martellaro   Janus Capital Group Inc.(1)                     Executive Vice President
                        Janus Capital Management LLC(1)                 Executive Vice President
                        Janus Capital Funds Plc(4)                      Director
                        Janus Capital Trust Manager Limited(7)          Director
                        Janus Services LLC(1)                           Executive Vice President

Gibson Smith            Janus Capital Management LLC(1)                 Co-Chief Investment Officer and Executive
                                                                        Vice President
                        Janus Services LLC(1)                           Executive Vice President

(1)  Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

(2) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(3) Principal address is ICBC Tower, 3 Garden Road, Suite 2506-11, Central, Hong Kong, PRC.

(4) Principal address is CityPoint, 1 Ropemaker Street, 26th Floor, London EC2Y 9HT, England.

(5)  Principal address is Six Battery Road, Level 31, Singapore 049909.

(6)  Principal address is 525 Broadhollow Road, Melville, NY 11747.

(7) Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

     The only business of INTECH Investment Management LLC (fka Enhanced Investment Technologies, LLC) and Perkins Investment Management LLC (fka Perkins, Wolf, McDonnell and Company, LLC) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

                        Subadviser/Affiliated Entity Name and
         Name                 Principal Business Address        Position(s) with Subadviser or Affiliated Entity
         ----           -------------------------------------   ------------------------------------------------
Lance Campbell          INTECH Investment Management LLC(1)     Chief Financial Officer and Vice President

E. Robert Fernholz      INTECH Investment Management LLC(1)     Chief Investment Officer,
                                                                Executive Vice President, and Working Director

Patricia Flynn          INTECH Investment Management LLC(1)     Chief Compliance Officer

Robert A. Garvy         INTECH Investment Management LLC(1)     Chief Executive Officer and Working
                                                                Director

David E. Hurley         INTECH Investment Management LLC(1)     Chief Operating Officer and Executive Vice
                                                                President

Justin B. Wright        INTECH Investment Management LLC(1)     General Counsel and Vice President

Jennifer Young          INTECH Investment Management LLC(1)     President and Working Director

Ted Hans                Perkins Investment Management LLC(2)    Chief Operating Officer, Chief Compliance
                                                                Officer, and Treasurer

Jeffrey R. Kautz        Perkins Investment Management LLC(2)    Chief Investment Officer and Interim Chief
                                                                Executive Officer and President

(1) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(2)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

ITEM 27. Principal Underwriters

          (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series, and Janus Investment Fund.

          (b) The principal business address, positions with Janus Distributors and positions with Registrant of Robin C. Beery, Stephanie Grauerholz-Lofton, and David R. Kowalski, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

         Name                    Position(s) with Janus Distributors LLC
         ----           ---------------------------------------------------------
Gary D. Black           Executive Vice President
Robert W. Blakley       Vice President and Controller
Daniel P. Charles       Senior Vice President
Gregory A. Frost        Chief Financial Officer and Executive Vice President
Erich Gerth             Senior Vice President
Kelly F. Hagg           Vice President
Heidi W. Hardin         General Counsel and Senior Vice President
Nancy N. Holden         Vice President
Kelley Abbott Howes     Chief Administrative Officer and Executive Vice President
Karlene J. Lacy         Vice President
Douglas J. Laird        Vice President
John J. Mari            Vice President
Dominic C. Martellaro   President
Michelle R. Rosenberg   Vice President
Russell P. Shipman      Senior Vice President
Gibson Smith            Executive Vice President
Robert A. Watson        Senior Vice President
James R. Yount          Senior Vice President

               Messrs. Black, Blakley, Charles, Frost, Gerth, Hagg, Laird, Mari, Martellaro, Shipman, Watson, and Yount, and Mses. Hardin, Holden, Howes, Lacy, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

          (c)  Not Applicable.

ITEM 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929; Iron Mountain, 5155 E.

46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351; Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043; and Dresdner Bank AG, New York Branch, 1301 Avenue of the Americas, New York, New York 10019. Certain records relating to the day-to-day portfolio management of Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund are kept at the offices of the subadviser, INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, and Janus Adviser Perkins Small Company Value Fund are kept at the offices of the subadviser, Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

ITEM 29. Management Services

     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 31st day of December, 2008.

                                        JANUS ADVISER SERIES


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and Chief
                                            Executive Officer

     Janus Adviser Series is organized under an Amended and Restated Trust Instrument dated March 18, 2003 ("Trust Instrument") under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                              Title                        Date
              ---------                              -----                        ----


/s/ Robin C. Beery                      President and Chief Executive      December 31, 2008
-------------------------------------   Officer (Principal Executive
Robin C. Beery                          Officer)


/s/ Jesper Nergaard                     Vice President, Chief Financial    December 31, 2008
-------------------------------------   Officer, Treasurer and Principal
Jesper Nergaard                         Accounting Officer (Principal
                                        Financial Officer and Principal
                                        Accounting Officer)



William F. McCalpin*                    Chairman and Trustee               December 31, 2008
-------------------------------------
William F. McCalpin


Jerome S. Contro*                       Trustee                            December 31, 2008
-------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                            December 31, 2008
-------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                            December 31, 2008
-------------------------------------
Dennis B. Mullen


James T. Rothe*                         Trustee                            December 31, 2008
-------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                            December 31, 2008
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                            December 31, 2008
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                            December 31, 2008
-------------------------------------
Linda S. Wolf


/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By Stephanie Grauerholz-Lofton
    Attorney-in-Fact
    Pursuant to Powers of Attorney, dated April 11, 2008, incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 44, filed on May 30, 2008

                                INDEX OF EXHIBITS

Exhibit Number      Exhibit Title
--------------      -------------
Exhibit 1(bb)       Eighteenth Amendment to Amended and Restated Trust
                    Instrument, dated October 2, 2008

Exhibit 1(cc)       Nineteenth Amendment to Amended and Restated Trust
                    Instrument, dated December 31, 2008

Exhibit 4(yyyyy)    Investment Advisory Agreement for Janus Adviser Perkins
                    Large Cap Value Fund, dated December 31, 2008

Exhibit 4(zzzzz)    Sub-Advisory Agreement for Janus Adviser Perkins Large Cap
                    Value Fund, dated December 31, 2008

Exhibit 4(aaaaaa)   Amended and Restated Investment Advisory Agreement for
                    Janus Adviser Perkins Mid Cap Value Fund, dated December 31,
                    2008

Exhibit 4(bbbbbb)   Sub-Advisory Agreement for Janus Adviser Perkins Mid Cap
                    Value Fund, dated December 31, 2008

Exhibit 4(cccccc)   Amended and Restated Investment Advisory Agreement for
                    Janus Adviser Perkins Small Company Value Fund, dated
                    December 31, 2008

Exhibit 4(dddddd)   Sub-Advisory Agreement for Janus Adviser Perkins Small
                    Company Value Fund, dated December 31, 2008

Exhibit 7(kk)       Form of Letter Agreement with regard to Janus Adviser
                    Perkins Large Cap Value Fund with State Street Bank and
                    Trust Company

Exhibit 8(bbbb)     Expense Limitation Agreement between Janus Capital
                    Management LLC and Janus Adviser Series regarding Janus
                    Adviser Perkins Large Cap Value Fund, dated December 31,
                    2008

Exhibit 9(s)        Opinion and Consent of Counsel with respect to Class A
                    Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Perkins Large Cap Value Fund

Exhibit 10          Consent of PricewaterhouseCoopers LLP